Foreign currency exchange gain (loss), net	12 Months Ended
Dec. 31, 2022
Foreign currency exchange gain (loss), net
Foreign currency exchange gain (loss), net

8. Foreign currency exchange gain (loss), net

Changes in foreign currency exchange gain (loss), net were primarily due to the impact of the fluctuation of the USD currency rate compared to the Euro on transaction gains and losses on cash and investments and other transactions denominated in USD held and occurring in a Euro functional currency entity. Foreign currency exchange loss for the years ended December 31, 2022, 2021 and 2020 were $2.9 million, $2.0 million, and $0.9 million, respectively. Refer to Note 23 for additional information regarding the revision of immaterial misstatements affecting these amounts.